UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2012

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh (“Bank”) to amend the Current Reports on Form 8-K filed on August 27 and November 15, 2012 in order to add information about the standing Committees of the Bank’s Board of Directors (“Board”) on which: Messrs. Bond, Garcia, Hudson, Milinovich, Prizzia, Schea and Ms. Godwin will serve in 2013.

On December 14, 2012, the Board approved:

1)	Mr. Patrick A. Bond, Founding General Partner, Mountaineer Capital, LP, to serve as Chair of the Human Resources Committee and as Vice Chair of the Governance and Public Policy Committee;

2)	Mr. Carlos M. Garcia, Senior Executive Vice President, Sovereign Bank, N.A. to serve on the Finance and Human Resources Committees;

3)	Ms. Pamela H. Godwin, President, Change Partners, Inc., to serve on the Governance and Public Policy, and Human Resources Committees;

4)	Mr. Brian A. Hudson, Executive Director and CEO, Pennsylvania Housing Finance Agency to serve as Chair of the Audit Committee and to serve on the Governance and Public Policy Committee;

5)	Mr. John S. Milinovich, Executive Vice President, Treasurer and CFO, Washington Financial Bank to serve as Chair of the Governance and Public Policy Committee and to serve on the Audit Committee;

6)	Mr. Gary T. Prizzia, Treasurer, Genworth Life Insurance Company to serve on the Risk Committee and the Affordable Housing, Products and Services Committee; and

7)	Mr. Frederick E. Schea, President and CEO, First Savings Bank of Perkasie to serve on the Audit and Finance Committees.

In addition, the Board approved moving from four to six committees for 2013 and committee assignments for all other directors were also made on December 14, 2012. Following these approvals, for 2013 the composition of each committee of the Board of Directors is as follows:

AUDIT
Mr. Brian A. Hudson, Chair
Mr. Bradford E. Ritchie, Vice Chair
Ms. Lynda A. Messick
Mr. John S. Milinovich
Mr. Fredrick E. Schea

AFFORDABLE HOUSING, PRODUCTS AND SERVICES
Mr. Patrick J. Ward, Chair
Reverend Luis A. Cortés, Vice Chair
Ms. Lynda A. Messick
Mr. Gary T. Prizzia
Mr. Bradford E. Ritchie

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. William C. Marsh, Vice Chair
Mr. Carlos M. Garcia
Mr. Charles J. Nugent
Mr. Frederick E. Schea

GOVERNANCE AND PUBLIC POLICY
Mr. John S. Milinovich, Chair
Mr. Patrick A. Bond, Vice Chair
Ms. Maureen Breakiron-Evans
Ms. Pamela H. Godwin
Mr. Brian A. Hudson

HUMAN RESOURCES
Mr. Patrick A. Bond, Chair
Ms. Charlotte B. McLaughlin, Vice Chair
Reverend Luis A. Cortés
Mr. Carlos M. Garcia
Ms. Pamela H. Godwin

RISK
Mr. Charles J. Nugent, Chair
Ms. Maureen Breakiron-Evans, Vice Chair
Mr. William C. Marsh
Mr. Gary T. Prizzia
Mr. Patrick J. Ward

Mr. Dennis S. Marlo, Chair of the Board of Directors and Mr. John K. Darr, Vice Chair, each serve as non-voting ex-officio members of each of these committees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 19, 2012	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary